UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2005

Vectren Corporation
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-15467 (Commission File Number)	35-2086905 (IRS Employer Identification No.)

20 N. W. Fourth Street, Evansville, Indiana (Address of Principal Executive Offices)	47708 (Zip Code)

(812) 491-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed to provide the consent of Deloitte & Touche LLP to the incorporation by reference in Registration Nos. 333-33608 and 333-61252 of their report, dated February 23, 2005, relating to the financial statements and financial statement schedule of Vectren Corporation and management’s report on the effectiveness of internal control over financial reporting.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	23.1	Consent of Registered Public Accounting Firm

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 4, 2005

VECTREN CORPORATION By: /s/ M. Susan Hardwick —————————————— M. Susan Hardwick Vice President and Controller

3

EXHIBIT INDEX

Exhibit No.	Description	Location

23.1	Consent of Registered Public Accounting Firm	Attached

4